UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

         Date of Report (Date of earliest event reported) April 11, 2004

                                  QUOVADX, INC.

             (Exact name of Registrant as Specified in its Charter)


         Delaware                       000-29273                85-0373486
-----------------------------          ------------          -------------------
(State or other jurisdiction           (Commission             (IRS Employer
     of incorporation)                 File Number)          Identification No.)



         6400 S. Fiddler's Green Circle, Suite 1000, Englewood CO 80111
         --------------------------------------------------------------
               (Address of Principal Executive Offices) (Zip Code)

       Registrant's telephone number, including area code: (303) 488-2019



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Item 5.    Other Events.

On April 12, 2004, Quovadx, Inc., a Delaware corporation (the "Registrant"), announced that, on April 11, 2004, Gary T. Scherping resigned his position as executive vice president and chief financial officer of the Registrant, Mr. Mel Keating was appointed as acting chief financial officer effective April 13, 2004, and Afshin Cangarlu, president of the Registrant's Enterprise Application Software division, will serve as president of the Registrant on an interim basis until Mr. Wagner officially joins the Registrant on May 1, 2004.

A copy of the press release dated April 12, 2004, issued by the Registrant announcing the resignation of Mr. Scherping and the appointment of Mr. Keating is filed as an exhibit to this Current Report on Form 8-K ("Form 8-K").


Item 6.    Resignation of Registrant's Directors.

On April 12, 2004, the Registrant announced that, on April 11, 2004, Lorine R. Sweeney resigned her position as director, president and chief executive officer of the Registrant, and Harvey A. Wagner was appointed to fill the position vacated by Ms. Sweeney as a director of the Registrant effective immediately and as acting president and chief executive president of the Registrant, effective May 1, 2004. There was no disagreement between the Registrant and Ms. Sweeney relating to the Registrant's operations, policies or practices.

A copy of the press release dated April 12, 2004, issued by the Registrant announcing the resignation of Ms. Sweeney and the appointment of Mr. Wagner is attached as an exhibit to this Form 8-K.


Item 7.    Financial Statements and Exhibits.

(c) Exhibits.

      Exhibit
      Number                                       Exhibit
      -------                                      -------

      99.1            Press release of the Registrant, dated April 12, 2004


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                                    SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                         QUOVADX, INC.

Date: April 12, 2004
                                         /S/ LINDA K. WACKWITZ
                                         -------------------------------
                                         Linda K. Wackwitz
                                         Assistant Secretary

                                  EXHIBIT INDEX


      Exhibit
      Number                                       Exhibit
      -------                                      -------

      99.1            Press release of the Registrant, dated April 12, 2004